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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): January 30, 2007


                          GS Mortgage Securities Corp.
    (as depositor for the GSAA Home Equity Trust 2007-1 formed pursuant to a
     Master Servicing and Trust Agreement, relating to the GSAA Home Equity
       Trust 2007-1, Asset-Backed Certificates, Series 2007-1) (Exact name
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                   of registrant as specified in its charter)

          Delaware                  333-132809-47                13-3387389
----------------------------  ------------------------      -------------------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                      Identification No.)

          85 Broad Street, New York, New York                      10004
-------------------------------------------------------   ----------------------
       (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
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Item 8.01.  Other Events.
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      On January 30, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2007 (the "Trust Agreement"), among the Company, as depositor, U.S. Bank National Association ("U.S. Bank"), as trustee and as a custodian, The Bank of New York Trust Company, National Association ("BNY") and Deutsche Bank National Trust Company ("Deutsche Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer and securities administrator of GSAA Home Equity Trust 2007-1, Asset-Backed Certificates, Series 2007-1 (the "Certificates"), issued in sixteen classes. The Class 1A1, Class 1A2, Class 2A1A, Class 2A1B, Class A4A, Class A4B, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of January 1, 2007 of $1,044,439,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of January 26, 2007, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On January 30, 2007, GSAA Home Equity Trust 2007-1 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation (the "Swap Agreement") thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

            On January 30, 2007, the Company entered into an Assignment Agreement (the "CHL Step 1 Assignment Agreement") dated as of January 30, 2007, among Countrywide Home Loans Servicing, LP ("CHL"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The CHL Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On January 30, 2007, the Company, entered into an Assignment Agreement (the "CHL Step 2 Assignment Agreement") dated as of January 30, 2007, among the Company, CHL, U.S. Bank and Wells Fargo. The CHL Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On January 30, 2007, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of January 30, 2007, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On January 30, 2007, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of January 30, 2007, among the Company, Avelo, U.S. Bank and Wells Fargo. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On January 30, 2007, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of January 30, 2007, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On January 30, 2007, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of January 30, 2007, among the Company, GreenPoint, U.S. Bank and Wells Fargo. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On January 30, 2007, the Company entered into an Assignment Agreement (the "Wachovia Step 1 Assignment Agreement") dated as of January 30, 2007, among Wachovia Mortgage Corporation ("Wachovia"), the Company and GSMC. The Wachovia Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On January 30, 2007, the Company entered into an Assignment Agreement (the "Wachovia Step 2 Assignment Agreement") dated as of January 30, 2007, among the Company, Wachovia, U.S. Bank and Wells Fargo. The Wachovia Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
    --------------------------------------------

      Not applicable.

(b) Pro forma financial information:
    --------------------------------

      Not applicable.

(c) Exhibits:
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Exhibit 99.1   Master Servicing and Trust Agreement, dated as of January 1,
               2007, among GS Mortgage Securities Corp., as depositor, U.S. Bank, as trustee and as a custodian, Deutsche Bank and BNY, each as a custodian and Wells Fargo as Master Servicer and securities administrator.

Exhibit 99.2 Interest Rate Swap Agreement, dated as of January 30, 2007, between GSAA Home Equity Trust 2007-1 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 CHL Step 1 Assignment Agreement, dated as of January 30, 2007, among CHL, GSMC and the Company.

Exhibit 99.4 CHL Step 2 Assignment Agreement, dated as of January 30, 2007, among the Company, CHL, U.S. Bank and Wells Fargo.

Exhibit 99.5 Avelo Step 1 Assignment Agreement, dated as of January 30, 2007, among Avelo, GSMC and the Company.

Exhibit 99.6 Avelo Step 2 Assignment Agreement, dated as of January 30, 2007, among the Company, Avelo, U.S. Bank and Wells Fargo.

Exhibit 99.7 GreenPoint Step 1 Assignment Agreement, dated as of January 30, 2007, among GreenPoint, GSMC and the Company.

Exhibit 99.8 GreenPoint Step 2 Assignment Agreement, dated as of January 30, 2007, among the Company, GreenPoint, U.S. Bank and Wells Fargo.

Exhibit 99.9 Wachovia Step 1 Assignment Agreement, dated as of January 30, 2007, among Wachovia, GSMC and the Company.

Exhibit 99.10 Wachovia Step 2 Assignment Agreement, dated as of January 30, 2007, among the Company, Wachovia, U.S. Bank and Wells Fargo.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   February 15, 2007


                                         GS MORTGAGE SECURITIES CORP.



                                         By:  /s/ Michelle Gill
                                                  ------------------
                                            Name:  Michelle Gill
                                            Title: Vice President

                                  Exhibit Index
                                  -------------

Exhibit Index
-------------

Item 601(a) of                   Description                  Paper (P) or
Regulation S-K                   -----------                  Electronic (E)
--------------                                                --------------

      99.1       Master Servicing and Trust Agreement, dated             E
                 as of January 1, 2007, among GS Mortgage
                 Securities Corp., as depositor, U.S. Bank as trustee and as a custodian, BNY and Deustche Bank, each as a custodian and Wells Fargo as Master Servicer and securities administrator.

      99.2       Interest Rate Swap Agreement, dated as of               E
                 January 30, 2007, between GSAA Home Equity
                 Trust 2007-1 and Goldman Sachs Mitsui
                 Marine Derivative Products, L.P., with
                 Schedule and Confirmation thereto.
      99.3       CHL Step 1 Assignment Agreement, dated as               E
                 of January 30, 2007, among CHL, GSMC and the Company.

      99.4       CHL Step 2 Assignment Agreement, dated as               E
                 of January 30, 2007, among the Company,
                 CHL, U.S. Bank and Wells Fargo.

      99.5       Avelo Step 1 Assignment Agreement, dated as             E
                 of January 30, 2007, among Avelo, GSMC and the Company.

      99.6       Avelo Step 2 Assignment Agreement, dated as             E
                 of January 30, 2007, among the Company,
                 Avelo, U.S. Bank and Wells Fargo.

      99.7       GreenPoint  Step  1  Assignment   Agreement,            E
                 dated  as  of  January   30,   2007,   among
                 GreenPoint, GSMC and the Company.

      99.8       GreenPoint  Step  2  Assignment   Agreement,            E
                 dated as of January 30, 2007, among the Company, GreenPoint, U.S. Bank and Wells
                 Fargo.


      99.9       Wachovia Step 1 Assignment Agreement,  dated            E
                 as of  January  30,  2007,  among  Wachovia,
                 GSMC and the Company.

     99.10       Wachovia Step 2 Assignment Agreement, dated             E
                 as of January 30, 2007, among the Company, Wachovia, U.S. Bank and Wells Fargo.